                                                                     Exhibit 4.1

                                S P E C I M E N

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common          UNIF GIFT MIN ACT       Custodian
TEN ENT  - as tenants by the entireties                  --------------------
JT TEN   - as joint tenants with the                          (Cust)    (Minor)
            right of suvivorship and             Act
            not as tenants in common                ------------------------
                                                            (State)

         Additional abbreviations may also be used though not in the above list.


For value received,                        hereby sell, assign and transfer unto
                   -----------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitutes and appoint

--------------------------------------------------------------------- , Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------

X
 ------------------------------------------------------------------------------
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS).





SIGNATURE GUARANTEED:

                                S P E C I M E N


[CITY NETWORK LOGO]


                                  CITY NETWORK

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
          100,000,000 SHARES COMMON STOCK AUTHORIZED, $0.001 PAR VALUE



  [NUMBER]
                                                           [SHARES]

                                                         CUSIP 178571 10
                                                         SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

This
certifies
that






is the owner of





            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                               CITY NETWORK, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.


DATED



/s/                                                     /s/
                              [ S E A L ]
   PRESIDENT                                               SECRETARY

                                       COUNTERSIGNED AND REGISTERED:
                                       PACIFIC STOCK TRANSFER COMPANY,
                                       TRANSFER AGENT AND REGISTRAR

                                       By
                                          -----------------------------
                                              AUTHORIZED SIGNATURE